EXHIBIT 10.62

VIRAL GENOMIX, INC.

EQUITY COMPENSATION PLAN

The purpose of the Viral Genomix, Inc. Equity Compensation Plan (the “Plan”) is to provide (i) designated employees of Viral Genomix, Inc. (the “Company”) and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, and stock awards.  The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

1.                                       Administration

(a)                                  Committee.  The Plan shall be administered and interpreted by the Board or by a committee or individual appointed by the Board (the “Committee”).  After an initial public offering of the Company’s stock as described in Section 18(b) (a “Public Offering”), the Plan shall be administered by a Committee, which may consist of two or more persons who are “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations and “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  However, the Board may ratify or approve any grants as it deems appropriate.  If the Board or an individual administers the Plan, references in the Plan to the “Committee” shall be deemed to refer to the Board or individual.

(b)                                 Committee Authority.  The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

(c)                                  Committee Determinations.  The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

2.                                       Grants

Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), and stock awards as described in Section 6 (“Stock Awards”) (hereinafter collectively referred to as “Grants”).  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”).  The Committee shall approve the form and provisions of each Grant Instrument.  Grants under a particular Section of the Plan need not be uniform as among the grantees.

3.                                       Shares Subject to the Plan

(a)                                  Shares Authorized.  Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued or transferred under the Plan is 11,060,000 shares.  After a Public Offering, the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 500,000 shares, subject to adjustment as described below.  The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.  If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

(b)                                 Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin-off or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Any adjustments determined by the Committee shall be final, binding and conclusive.

4.                                       Eligibility for Participation

(a)                                  Eligible Persons.  All employees of the Company and its subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in the Plan.  Consultants and advisors who perform services for the Company or any of its subsidiaries (“Key Advisors”) shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Key Advisors do not directly or indirectly promote or maintain a market for the Company’s securities.

(b)                                 Selection of Grantees.  The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines.  Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.                                       Granting of Options

(a)                                  Number of Shares.  The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)                                 Type of Option and Price.

(i)                                     The Committee may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein.  Incentive Stock Options may be granted only to Employees.  Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)                                  The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)                               If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.  If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

(c)                                  Option Term.  The Committee shall determine the term of each Option.  The term of any Option shall not exceed 10 years from the date of grant.  However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)                                 Exercisability of Options.

(i)                                     Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument.  The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)                                  The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable.  Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the Exercise Price, or such other restrictions as the Committee deems appropriate.

(e)                                  Grants to Non-Exempt Employees.  Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 85% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee’s death, Disability or retirement, or upon a Change in Control or other circumstances permitted by applicable regulations).

(f)                                    Termination of Employment, Disability or Death.

(i)                                     Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board.  In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(ii)                                  In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company (as defined below), any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company.  In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.  Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)                               In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(iv)                              If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term.  Except as otherwise provided by the Committee, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

(v)                                 For purposes of this Section 5(f) and Section 6:

(1)                                  “Company” shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

(2)                                  “Employed by, or provide service to, the Company” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

(3)                                  “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code.

(4)                                  “Cause” shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee of the following:  (i) conviction of Grantee of any felony; (ii) participation by Grantee in any fraud or act of dishonesty against the Company; (iii) material violation by Grantee of (a) any contract between the Company and Grantee or (b) any statutory duty of Grantee to the Company; (iv) conduct of Grantee that, based upon a good faith and reasonable factual investigation and determination by the Board, demonstrates Grantee’s gross unfitness to serve in the capacity as an employee, director or consultant; or (v) the continued, willful refusal or failure by Grantee to perform any material duties reasonably requested by the Board; provided, however, that in the case of conduct described in clauses (iii), (iv) and (v) hereof, such conduct shall not constitute “Cause” unless:  (a) the Board shall have given Grantee written notice setting forth with specificity (1) the conduct deemed to constitute “Cause,” (2) reasonable action that would remedy the objectionable conduct and (3) a reasonable time (not less than 10 days) within which Grantee may take such remedial action; and (b) Grantee shall not have taken such specified remedial action within such specified reasonable time.

(g)                                 Exercise of Options.  A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price.  The Grantee shall pay the Exercise Price for an Option as specified by the Committee (i) in cash, (ii) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (iii) after a Public Offering, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve.  The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate.  Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option.  The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

(h)                                 Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option.  An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

6.                                       Stock Awards

The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate.  The following provisions are applicable to Stock Awards:

(a)                                  General Requirements.  Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee.  The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate.  The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)                                 Number of Shares.  The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)                                  Requirement of Employment or Service.  If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company.  The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)                                 Restrictions on Transfer and Legend on Stock Certificate.  During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 8(a).  Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed.  The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

(e)                                  Right to Vote and to Receive Dividends.  Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

(f)                                    Lapse of Restrictions.  All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee.  The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7.                                       Withholding of Taxes

(a)                                  Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)                                 Election to Withhold Shares.  If the Committee so permits, a Grantee may elect to satisfy the Company’s income tax withholding obligation with respect to Options or Stock Awards paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

8.                                       Transferability of Grants

(a)                                  Nontransferability of Grants.  Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime.  A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee.  When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (“Successor Grantee”) may exercise such rights.  A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)                                 Transfer of Nonqualified Stock Options.  Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

9.                                       Right of First Refusal; Repurchase Right

(a)                                  Offer.  Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock that were issued or distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Company Stock; (ii) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer.  Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the then current Fair Market Value (as defined in Section 5(b)) and may pay such price in installments over a period not to exceed four years, at the discretion of the Committee.

(b)                                 Sale.  In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the shares of Company Stock described in Subsection (a) on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period.  If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

(c)                                  Assignment of Rights.  The Board, in its sole discretion, may waive the Company’s right of first refusal and repurchase right under this Section 9.  If the Company’s right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining stockholders of the Company in the same proportion that each stockholder’s stock ownership bears to the stock ownership of all the stockholders of the Company, as determined by the Board.  To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

(d)                                 Purchase by the Company.  Prior to a Public Offering, if a Grantee ceases to be employed by, or provide service to, the Company, the Company shall have the right to purchase all or part of any Company Stock issued or distributed to him or her under this Plan at its then current Fair Market Value (as defined in Section 5(b)) (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

(e)                                  Public Offering.  On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 9.

(f)                                    Stockholders’ Agreement.  Notwithstanding the provisions of this Section 9, if the Board requires that a Grantee execute a stockholders’ agreement with respect to any Company Stock issued or distributed pursuant to this Plan, which contains a right of first refusal or repurchase right, the provisions of this Section 9 shall not apply to such Company Stock, unless the Board determines otherwise.

10.                                 Change in Control of the Company

For purposes of this Agreement, a “Change in Control” shall be deemed to have occurred upon:

(a)                                  an acquisition subsequent to the date hereof by any person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of Company Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; excluding, however, the following:  (1)  any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (2) any acquisition by the Company; and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company;

(b)                                 a change in the composition of the Board such that during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Subsections 10(a), 10(c) or 10(d)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members thereof;

(c)                                  the approval by the stockholders of the Company of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving corporation in such transaction, in which outstanding shares of Company Stock are converted into (i) shares of stock of another company, other than a conversion into shares of voting common stock of the successor corporation (or a holding company thereof) representing 51% or more of the voting power of all capital stock thereof outstanding immediately after the merger or consolidation or (ii) other securities (of either the Company or another company) or cash or other property;

(d)                                 the approval by stockholders of the Company of the issuance of shares of Company Stock in connection with a merger, consolidation, reorganization or similar corporate transaction in an amount in excess of 49% of the number of shares of Company Stock outstanding immediately prior to the consummation of such transaction; or the approval by the stockholders of the Company of (i) the sale or other disposition of all or substantially all of the assets of the Company or (ii) a complete liquidation or dissolution of the Company.

11.                                 Consequences of a Change in Control

(a)                                  Assumption of Grants.  Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation).

(b)                                 Other Alternatives.  Notwithstanding the foregoing, subject to Subsection 11(c) below, in the event of a Change in Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options shall automatically accelerate and become fully exercisable and that the restrictions and conditions on outstanding Stock Awards shall immediately lapse, (ii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options exceeds the Exercise Price of the Options, as applicable or (iii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate.  Such surrender, termination or settlement shall take place as of the date of the Change in Control or such other date as the Committee may specify.  The Committee shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Grants shall continue in effect according to their terms (subject to any assumption pursuant to Subsection 11(a)).

(c)                                  Limitations.  Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection 11(b), above, that would make the Change in Control ineligible for pooling of interests accounting treatment or that would make the Change in Control ineligible for desired tax treatment if, in the absence of such right, the Change in Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change in Control.

12.                                 Requirements for Issuance or Transfer of Shares

(a)                                  Stockholders’ Agreement.  The Committee may require that a Grantee execute a stockholders’ agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock issued or distributed pursuant to this Plan.

(b)                                 Limitations on Issuance or Transfer of Shares.  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions.  Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)                                  Lock-Up Period.  If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”), a Grantee (including any successors or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”).  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

13.                                 Amendment and Termination of the Plan

(a)                                  Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

(b)                                 Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c)                                  Termination and Amendment of Outstanding Grants.  A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(b).  The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.  Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

(d)                                 Governing Document.  The Plan shall be the controlling document.  No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

14.                                 Funding of the Plan

This Plan shall be unfunded.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

15.                                 Rights of Participants

Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

16.                                 No Fractional Shares

No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

17.                                 Headings

Section headings are for reference only.  In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

18.                                 Effective Date of the Plan

(a)                                  Effective Date.  Subject to approval by the Company’s stockholders, the Plan shall be effective on May 15, 2001.

(b)                                 Public Offering.  The provisions of the Plan that refer to a Public Offering, or that refer to, or are applicable to persons subject to, section 16 of the Exchange Act or section 162(m) of the Code, shall be effective, if at all, upon the initial registration of the Company Stock under section 12(g) of the Exchange Act, and shall remain effective thereafter for so long as such stock is so registered.

19.                                 Miscellaneous

(a)                                  Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation.  The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives.  The Committee shall prescribe the provisions of the substitute grants.

(b)                                 Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to section 16 of the Exchange Act, after a Public Offering it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code, after a Public Offering, and section 422 of the Code.  To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply.  The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation.  The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees.  The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)                                  Employees Subject to Taxation Outside the United States.  With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d)                                 Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of Delaware, without giving effect to the conflict of laws provisions thereof.